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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

        We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 2001 annual report on Form 10-K of Canaan Energy Corporation.

        Our report refers to a change in the accounting for derivative financial instruments.

                                                    KPMG LLP

Oklahoma City, Oklahoma
April 15, 2002